Speakers:
Donald E. Morel, Jr.
Chairman and Chief Executive Officer
William J. Federici
Vice President and Chief Financial Officer

All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise.
West Pharmaceutical Services, Inc.

First-Quarter 2011 Analyst Conference Call

9 a.m. Eastern Time, April 28, 2011
A webcast of today’s call can be accessed in the
“Investors” section of the Company’s web site:
www.westpharma.com
To participate in today’s call, dial:
US toll-free  866.713.8566
International  617.597.5325
The passcode is 44873024.
A replay of the call will be available until
Thursday, May 5, 2011, either through the website
or by dialing:
US toll-free  888-286-8010
International  617-801-6888
The passcode is 47324120.
These presentation materials are intended to accompany today’s press release announcing the Company’s results for the quarter and management’s discussion of those results during today’s conference call.

Cautionary Statement Under the Private Securities Litigation Reform Act of 1995
This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2011 and future years.
Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in today’s press release, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on
Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-
looking statements, whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
Certain financial measures included in today’s press release and accompanying tables, in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are
Non-GAAP (Generally Accepted Accounting Principles) financial measures. Please refer to the “Notes to Non-
GAAP Financial Measures” at the end of these materials for more information. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with
GAAP.

First Quarter 2011 Operating Results
• Consolidated Sales Growth: 7.3% at constant currency
 – Pharmaceutical Packaging Systems 8.1%
 – Pharmaceutical Delivery Systems 4.9%
• Favorable sales mix vs. prior year
 – High-value packaging components: FluroTec, Westar, Envision
 – Proprietary devices: Reconstitution, Daikyo Crystal Zenith
• Overall selling price increases were modest
 – Volatile commodity and energy costs
 – Contract manufacturing price reductions
• Operating margin impact of R&D, SG&A increases
• Effects of Japan earthquake/tsunami on Daikyo and West
 – Minor interruptions/delays, additional testing

Updated 2011 Full-year Financial Guidance
($ millions, except EPS)	2011 Revenue(1)	Gross Profit %(1)
Pharmaceutical Packaging Systems Segment	$830 - $850	33.0%

Pharmaceutical Delivery Systems Segment	$330 - $340	20.5%

Consolidated	$1,160 - $1,190	29.5%
	2011 Adjusted Diluted EPS(1)(2)
	$2.30 - $2.50
(1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.45 for the remainder of 2011. Actual results will vary as a result of variability of exchange rates.
(2) See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures”(Slides 13 - 15),“Cautionary
 Statement” (Slide 2) and today’s press release.

Proprietary Product Development Highlights
• Westar RU Commercialization
• Progress on Daikyo Crystal Zenith® Insert Needle
 Syringe
 – Sample demand remains strong
 – Market awareness is growing
 • PDA/FDA hosting “Glass Quality Conference” (May 2011)
 – Conversion of Arizona facility to clean room capacity
• Confidose® Auto-injector
 – Evaluating design modifications to improve ease-of-use.
• Electronic-Patch-Injector
 – Customer interest is persistent, growing
 – Goal: Production of clinical samples in Q4 2011
Note: Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd.

Summary Results
$ millions, except per-share data
(1) See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” (Slides 13-15), “Cautionary
 Statement” (Slide 2) and today’s press release.
($ millions, except per-share data )	Three Months Ended March 31
	2011	2010

Net Sales	$295.4	$274.7
Gross Profit	88.0	82.2
Reported Operating Profit	28.8	28.9
Adjusted Operating Profit (1)	30.7	29.5
Reported Diluted EPS	$0.56	$0.57
Adjusted Diluted EPS(1)	$0.60	$0.58

Delivering Innovative Solutions

Consolidated Revenues
First-Quarter Revenue Changes 2010 - 2011

$18.8
$1.3
$0.6
$295.4
$274.7
2010 Sales
Volume & Mix
Price
Currency
2011 Sales

Delivering Innovative Solutions

Consolidated First Quarter Gross Margin % 2010 - 2011

29.9%
0.8%
0.3%
1.4%
(2.0%)
(0.6%)
29.8%
2010
Volume & Mix
Sales Price
Labor & Efficiency
Material Price
Overhead & Other
2011

Delivering Innovative Solutions

Consolidated SG&A

First Quarter 2010 - 2011 Costs Reconciliation

($ millions)

$46.6
$1.0
$0.9
$0.7
$0.2
$1.2
$50.6
2010
Stock-based compensation
Other Compensation
Sales Commissions
Currency
All Other
2011

Cash Flow Metrics
($ millions)
	Quarter Ended March 31,
	2011	2010
Depreciation and amortization	$19.5	$17.7
Operating cash flow	$9.5	$11.5
Capital expenditures	$19.4	$17.7

Summary Balance Sheet Information
	As of
	March 31, 2011	December 31, 2010
Cash and cash equivalents	$94.6	$110.2

Debt	$371.0	$358.4
Equity	$663.1	$625.7
Net debt to total invested capital	29.4%	28.4%

Working capital	$298.3	$266.9

Updated 2011 Full-year Financial Guidance
($ millions, except EPS)	2011 Revenue(1)	Gross Profit %(1)
Pharmaceutical Packaging Systems Segment	$830 - $850	33.0%

Pharmaceutical Delivery Systems Segment	$330 - $340	20.5%

Consolidated	$1,160 - $1,190	29.5%
	2011 Adjusted Diluted EPS(1)(2)
	$2.30 - $2.50
(1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.45 for the remainder of 2011. Actual results will vary as a result of variability of exchange rates.
(2) See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures”(Slides 13 - 15),“Cautionary
 Statement” (Slide 2) and today’s press release.

(1) See “Notes to Non-GAAP Financial Measures”(Slides 14 - 15), “Cautionary Statement” (Slide 2) and today’s press release.
Non-GAAP Financial Measures(1)
Three Months Ended March 31, 2011 and 2010
(in millions, except per share data)
	As Reported March 31, 2011	Restructuring and related charges	Discrete tax items	Non-GAAP March 31, 2011
Operating profit	$28.8	$1.9	$-	$30.7
Interest expense, net	4.5	-	-	4.5
Income before income taxes	24.3	1.9	-	26.2
Income tax expense	6.1	0.6	(0.2)	6.5
Equity in net income of affiliated companies	1.4	-	-	1.4
Net income	$19.6	$1.3	$0.2	$21.1

Net income per diluted share	$0.56	$0.04	$-	$0.60
	As Reported March 31, 2010	Restructuring and related charges	Non-GAAP March 31, 2010
Operating profit	$28.9	$0.6	$29.5
Interest expense, net	3.9	-	3.9
Income before income taxes	25.0	0.6	25.6
Income tax expense	6.2	0.2	6.4
Equity in net income of affiliated companies	1.0	-	1.0
Net income	$19.8	$0.4	$20.2

Net income per diluted share	$0.57	$0.01	$0.58

NOTES TO NON-GAAP FINANCIAL MEASURES
For additional details, please see today’s press release and Safe Harbor Statement.
These slides use non-GAAP financial measures. West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain business trends relating to West’s financial condition, results of operations and the Company’s overall performance. Our executive management team uses adjusted operating profit and adjusted diluted EPS to evaluate the performance of the Company in terms of profitability and to compare operating results to prior periods. Adjusted operating profit is also used to evaluate changes in the operating results of each segment and to allocate resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies.
Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of such non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded from the non-GAAP financial measures. In order to compensate for these limitations, our executive management presents its non-GAAP financial measures in connection with its GAAP results. We urge investors and potential investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, and not rely on any single financial measure to evaluate the
Company’s business.
In calculating adjusted operating profit and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Reconciliations of these adjusted non-GAAP measures to the comparable GAAP financial measures are included in the preceding (current and prior-year periods) and succeeding (2011
Guidance) slides.
The following is a description of the items excluded from adjusted operating profit and adjusted diluted EPS:
Restructuring and related charges: During the first quarter of 2011, we recognized restructuring and related charges totaling
     $1.9 million. The majority of these charges were for employee severance and benefits incurred as part of the restructuring program launched in December of 2010.
     For the quarter ended March 31, 2010, we incurred restructuring and related charges of $0.6 million as part of the restructuring plan announced in the fourth quarter of 2009.
Discrete tax items: During the first quarter of 2011, we recognized a discrete tax charge of $0.2 million resulting from the impact on deferred tax balances of changes in tax laws in certain foreign tax jurisdictions.
(continued on following slide)

NOTES TO NON-GAAP FINANCIAL MEASURES
For additional details, please see today’s press release and Safe Harbor Statement.
Reconciliation of 2011 Adjusted Guidance to 2011 Reported Guidance:

(1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.45 for the remainder of 2011. Actual results will vary as a result of variability of exchange rates.
Full Year 2011 Guidance (1)
Diluted Earnings Per Share
Adjusted guidance	$2.30 to $2.50
Restructuring, net of tax	(0.09) - (0.08)
Reported guidance	$2.21 to $2.42